FactSet Overview December 19, 2023 Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Forward-Looking Statements and Non-GAAP Measures This presentation, and other statements that FactSet may make in connection with this presentation, contains forward-looking statements based on management's current expectations, assumptions, estimates, forecasts and projections as of the date such statements are made about future events and circumstances. All statements that address expectations, guidance, outlook or projections about the future, including statements about our strategy, future financial results, anticipated growth, expected expenditure, product development, market position and trends, are forward-looking statements. Forward-looking statements may be identified by words like "expects," "believes," "anticipates," "plans," "intends," "estimates," "projects," "should," "indicates," "continues," "may," and similar expressions. These statements are not guarantees of future performance and involve numerous risks, uncertainties, and assumptions. Many factors, including those discussed more fully in FactSet's filings with the Securities and Exchange Commission, particularly our latest annual report on Form 10-K and quarterly reports on Form 10-Q, could cause results to differ materially from those stated. These documents are available on our website at http://investor.factset.com and on the SEC's website at http://www.sec.gov. FactSet believes our expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, we undertake no obligation to update any forward-looking statements made in this presentation whether because of new information, future events or otherwise. In addition, this presentation, and oral statements that may be made in connection with this presentation, references non-GAAP financial measures, such as ASV, adjusted operating metrics, adjusted diluted EPS, EBITDA, and free cash flow. Forward-looking non-GAAP financial measures reflect management’s current expectations and beliefs, and we are not able to reconcile such non-GAAP measures to reported measures without unreasonable efforts because it is not possible to predict with a reasonable degree of certainty the actual impact or exact timing of items that may impact comparability. Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as more fully discussed in FactSet's financial statements and filings with the SEC. The use of these non-GAAP measures are limited as they include and/or do not include certain items not included and/or included in the most directly comparable GAAP measure. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation. 2Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Our purpose is to drive the investment community to see more, think bigger, and do its best work We are transforming the way our users discover, decide, and act on opportunities We are a growth company We drive sustainable growth through continued investment and executional excellence. Our subscription business provides stability Our subscription-based model provides stable revenues and strong client retention. Our large addressable market provides opportunity We are a market leader with unique content that provides a deep competitive moat. Innovation drives us We relentlessly focus on products and solutions to meet the evolving needs of the market. Talent and culture are our foundation We focus on recruiting, retaining, and rewarding a diverse and empowered workforce. 01 02 03 04 05 3Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

FactSet at a glance1 19G L O B A L F O O T P R I N T ( C O U N T R I E S ) 34O F F I C E S 12K+E M P L O Y E E S 207K+U S E R S C L I E N T S ~8K 1 Figures as of FactSet Q1 FY2024, November 30, 2023 2 LTM Organic ASV + Professional Services based on last twelve months as of November 30, 2023 3 Q1 FY2024 actual as of November 30, 2023 $2.2B 2 A S V 37.6% 44 $4.123 7.1% 3 F Y 2 4 A S V O R G A N I C G R O W T H R A T E F Y 2 4 A D J U S T E D O P E R A T I N G M A R G I N C O N S E C U T I V E Y E A R S O F R E V E N U E G R O W T H D I L U T E D A D J U S T E D E P S 4Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

The market continues to respond favorably to our performance and digital strategy Notes: Market prices for the past 5 years through December 14, 2023 FDS (+105%) S&P 500 (+82%) Market Cap: $17B$9B $10B $13B $18B $17B 5Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

6 Build the leading Innovation Platform powering financial information that delivers differentiated advantage for our clients’ success C L I E N T O B S E S S I O N Drive next-gen workflow solutions with: ‣ Open, AI/ML-enhanced technology ‣ Modern data model DIGITAL PLATFORM Our Purpose: Drive the investment community to see more, think bigger, and do their best work ‣ Tech augmented workforce of the future aligned to firm types ‣ Connect and gain insight from our own data EXECUTION EXCELLENCE ‣ Expand services offering ‣ Partnerships and community building GROWTH MINDSET Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Centralize Content Expanded content access | Data decision support | Enabling data science Our digital platform is critical to the success of the investment community Digital Platform Operational Efficiencies Cohesive investment process | Frictionless user experience Cost Rationalization Simplification of platforms | Optimize vendor usage Outperformance Best of breed multi-asset capabilities | Differentiated data for investment decisions Competitive Differentiation Access to robust analytics | Enhanced digital engagement Outcomes for the Investment Community Open, cloud-based platform Superior client service Integrated digital products Broad and connected content suite Extensive data hierarchy and taxonomy Deep investment process analytics 7Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

20% • Listings • Securities • Entities • People • Transactions • Relationships – Associations (e.g., Revenue, Frequency, History) Data Connectivity Expansive coverage, depth, and speed of FactSet’s core proprietary data portfolio • Core Data: Speed • Core Data: Depth • Unique Data: Broad coverage FactSet Proprietary Data Utilizes FactSet’s powerful data connectivity model to ease the onboarding process of third-party data • Concordance to FactSet permanent entity identifiers • Consolidated contractual process • Sandbox for testing Open: FactSet Marketplace 35 Core Proprietary Data Sets 1000+ Third Party Data Vendors 15M+ Client Portfolios DIVERSE DATA MARKET LEADING SYMBOLOGY SCREENED & CONNECTED BY FACTSET INSIGHTS & IDEA GENERATION Comprehensive and connected inventory of client, proprietary and third-party data that drives broader discoverability Our data refinery expands our clients’ knowledge and trust 8Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

S Y M B O L O G Y C O N C O R D A N C E B E S T I N C L A S S T E C H N O L O G Y B E S T I N B R E E D D A T A R E S E A R C H P O R T F O L I O C O N S T R U C T I O N T R A D I N G P E R F O R M A N C E + A T T R I B U T I O N R E P O R T I N G • Generate ideas and discover opportunities with unique data. • Monitor the global markets, research public and private companies, and gain industry and market insights. • Monitor real-time portfolio performance, risk, characteristics, and composition. • Perform exploratory data and portfolio construction analysis to optimize expected returns. • Ensure pre- and post- trade compliance with active and passive breach management. • Oversee order and execution management and allocations. • Automate trade execution and optimize algorithm selection. • Understand and analyze sources of performance, risk, and exposure historically and over time. • Calculate and manage workflows to lock down official performance or any other analytics. • Combine key analytics and results with proprietary content in client- ready customizable and automated reports. • Distribute results and commentary via reports, web, API or feeds. F R O N T O F F I C E M I D D L E O F F I C E R I S K M A N A G E M E N T • Measure performance, risk, style, and characteristics for multiple portfolios and asset classes. • Choose the risk methodologies that match investment processes. B A C K O F F I C E D A T A M A N A G E M E N T S O L U T I O N S • Optimized integration of internal and third-party content sets • Exploitation of data structure and connectivity to uncover actionable insights • Leverage data connections to create summary views to manage security-level and counter-party risk more effectively • Significantly reduce the costs associated with regulatory reporting requirements Next-generation workflow solutions built on our content refinery 9Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Transforming the way our users discover, decide, and act on opportunities using our digital platform Hyper-Personalized Products Open Ecosystem & Self-ServiceTrusted Partner ❖ Remove friction from the client experience with solutions that are open, flexible, and easy to use ❖ Advance the Digital Transformation of our clients through our API program ❖ Offer a modern data layer with database capabilities in the cloud, including cloud marketplace integrations ❖ Partner with our clients to provide the best services in the industry ❖ Provide an elevated level of technology and content expertise ❖ Expand our capabilities in professional services ❖ Push ideas and actions across the portfolio lifecycle ❖ Support anytime, anywhere decision- making via responsive, adaptable and accessible platforms Our clients are at the center of what we do 10Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Historical LTM Organic ASV Growth Americas continues to be a key driver of our growth through higher expansion Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only $60 $71 $71 $79 $88 $82 $77 $72 $58 $62 $72 $78 $74 $83 $89 $112 $142 $150 $163 $157 $150 $159 $157 $145 $145 5.1% 5.9% 5.5% 5.9% 6.6% 6.0% 5.6% 5.1% 4.1% 4.3% 5.0% 5.3% 5.0% 5.5% 5.8% 7.2% 8.9% 9.4% 10.1% 9.3% 8.8% 9.1% 8.0% 7.1% 7.1% 2018/Q1 2018/Q2 2018/Q3 2018/Q4 2019/Q1 2019/Q2 2019/Q3 2019/Q4 2020/Q1 2020/Q2 2020/Q3 2020/Q4 2021/Q1 2021/Q2 2021/Q3 2021/Q4 2022/Q1 2022/Q2 2022/Q3 2022/Q4 2023/Q1 2023/Q2 2023/Q3 2023/Q4 2024/Q1 Average 6.6% 11 Note: Chart above includes CGS starting FY23 Q3

$72 $78 $112 $157 $145 $110-$150* FY19 FY20 FY21 FY22 FY23 FY24* 207K+ G L O B A L U S E R S 14% change since Q1/2023 7.9K+ G L O B A L C L I E N T S 4% change since Q1/2023 1 LTM Organic ASV + Professional Services Growth Rate is based on the last twelve months as of November 30, 2023 2 CGS included *FY24 Outlook as of November 30, 2023 $M 98.1% 98.7% 98.5% 98.7% 98.6% 98.5% FY19 FY20 FY21 FY22 FY23 FY24 YTD $2.2B O r g a n i c A S V + P r o f e s s i o n a l S e r v i c e s 1 Incremental ASV1,2 growth FY24 outlook* $110-$150 million ASV retention remains strong We have top-line growth and continued high retention Subscription based-business model 98.5% 98.4% 98.6% 98.7% 97.7% 97.9% FY19 FY20 FY21 FY22 FY23 FY24 YTD 5-7% 12Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

82% 65% 51% 18% 26% 19% 10% 13% 16% APAC EMEA Americas Sell-Side Buy-Side ASV Split by Client, Geography, and Firm Type 1 Percentage of Organic ASV + Professional Services as of November 30, 2023 2 Professional Services of $22.2M not allocated by client type and geography 3 Reflects re-organization of Businesses into Firm Types, effective September 1, 2023 Institutional Buyside Previously our Analytics & Trading organization, Institutional Buyside focuses on asset managers, asset owners, and hedge fund workflows Off-platform products delivering data directly and leveraging FactSet’s core content and technology By Client Type1,2 By Geography1,2 Executing our strategy through workflow solutions that leverage our content refinery 13Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Note: Amounts may not add due to rounding By Firm Type1,3 Institutional Buyside Dealmakers Partnerships and CGS Wealth Previously our Research & Advisory organization, Dealmakers and Wealth focuses on banking and sell-side research, wealth management, corporate, and private equity and venture capital workflows Dealmakers and Wealth Partnerships delivers solutions primarily to content providers, financial exchanges, and rating agencies; CGS is the exclusive issuer of CUSIP and CINS identifiers globally Partnerships and CGS

Our strategy building the leading open content and analytics platform has driven growth Americas $1,395M 1,2 EMEA $552M 1,2 AsiaPac $216M 1,2 • Large Wealth deal drove growth this quarter • Solid demand in Data Solutions • Demand for Data Solutions in Wealth drove growth this quarter • UK has seen an uptick in New Business • Wins in Wealth, IAM and PE/VC • Buy Side driving growth • Asset Owners have momentum • Increases in transactional revenue, Analytics Middle Office solutions and FactSet Fundamentals 4.6% 5.6% 8.4% 7.7% 5.4% FY20 FY21 FY22 FY23 FY24 YTD 7.5% 12.3% 12.0% 8.1% 8.0% FY20 FY21 FY22 FY23 FY24 YTD 5.2% 7.4% 9.3% 7.0% 7.9% FY20 FY21 FY22 FY23 FY24 YTD 1 FY20 to FY24 Q1 Organic ASV LTM Growth Rates by Region 2 Includes CGS as of Q3 FY23 14Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Headquarters Boston, MA Lakewood, CO Boston, MA New York, NY New York, NY Founded 2004 2014 2011 1968 2014 Sponsoring SBU Analytics & Trading Research & Advisory Research & Advisory CTS CTS Strategic Alignment Portfolio Lifecycle Deep Sector Private Markets Data Management Solutions Data Management Solutions Deal Rationale Address product gap in behavioral analytics to differentiate our PLC offering Accelerate the Power/Energy sub- strategy of our Deep Sector roadmap Building block to accelerate entry into private market workflows and path to differentiated data Enhances symbology, concordance, and reference data management An innovator in data structuring and collection technology Transaction Timing Closed in Q4 FY21 (June 1, 2021) Closed in Q4 FY21 (July 1, 2021) Closed in Q1 FY22 (October 12, 2021) Closed in Q3 FY22 (March 1, 2022) Closed in Q4 FY23 (July 11, 2023) Recent deals complement our product offerings 15Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Our people and culture power our growth agenda • Our client focus drives the creation of industry-leading products and services • Our culture of innovation and collaboration makes FactSet an attractive firm for top talent, including technologists • Our focused investment in learning and development allows us to “upskill” the workforce of the future • The evolution of “the way we work” offers flexibility to support work/life balance and to increase productivity We empower our diverse and engaged team to meet our business needs and the needs of our clients 16Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Sustainability Report – Key Highlights Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only. Scan QR code to read FactSet’s 2022 Sustainability Report

Our Awards B E S T D A T A A N A L Y T I C S P R O V I D E R Inside Market Data & Inside Reference Data Award Buy-Side Technology Award Fund Technology & WSL Awards B E S T R E P O R T I N G S Y S T E M P R O V I D E R Waters Ranking Awards B E S T O V E R A L L T E C H N O L O G Y P R O V I D E R Buy-Side Technology Award Inside Market Data and Inside Reference Data Awards Financial Technologies Forum Awards B E S T B U Y - S I D E P E R F O R M A N C E M E A S U R E M E N T A N D A T T R I B U T I O N Buy-Side Technology Awards | Waters Ranking Awards Wealth & Finance International Alternative Investment Awards B E S T R I S K M A N A G E M E N T T E C H N O L O G Y P R O V I D E R MENA Fund Services Award Ranked 19 in Chartis RiskTech100 Private Equity Wire M A R K E T P L A C E P A R T N E R O F T H E Y E A R Snowflake 18Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Financial Review | Q1 Fiscal 2024

Key Highlights Robust financial model with 97.9% subscription-based revenues supported by pricing discipline, demonstrated EBITDA flow-through and strong free cash flow conversion Strategic investments drive best-in-class solutions and scale up the content refinery, accelerating top-line growth Disciplined capital allocation drives value creation while investment grade balance sheet ensures flexibility Sustainable earnings growth driven by ASV growth, strategic investments and enterprise- wide productivity initiatives *FY24 Q1 Ending ASV and ASV LTM growth. Including CGS beginning in Q3 FY23 37.6% FY24 ASV* $2.2B FY24 Adjusted Operating Margin 7.1% FY24 LTM Growth* 01 02 03 04 20Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

368 428 494 487 585 13973.7% 83.8% 91.7% 77.5% 75.2% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 110.0% - 100 200 300 400 500 600 FY19 FY20 FY21 FY22 FY23 FY24 YTD Free Cash Flow % FCF Conversion 503 514 540 628 778 219 35.0% 34.4% 33.9% 34.1% 37.3% 28.0% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% FY19 FY20 FY21 FY22 FY23 FY24 YTD - 100 200 300 400 500 600 700 800 900 EBITDA % Margin Attractive financial model with demonstrated strong free cash flow conversion Revenues Adjusted EBITDA and EBITDA Margin1 Capital Expenditures as % of Revenues Free Cash Flow2 Note: Figures as of FactSet Q1 FY24 end November 30, 2023 1 See appendix for a reconciliation of EBITDA to GAAP net income. EBITDA margin is defined as EBITDA as a percentage of Revenues. 2 See appendix for a reconciliation of Free Cash Flow to Cash Flows from Operations. FCF conversion is defined as Free Cash Flow as a percentage of EBITDA. 1,435 1,494 1,591 1,844 2,086 542 FY19 FY20 FY21 FY22 FY23 FY24 YTD $M $M $M 4.1% 5.2% 3.9% 2.8% 2.9% 3.0% FY19 FY20 FY21 FY22 FY23 FY24 YTD +9.1% +12.8% +10.7% YoY % +9.3%+7.4% YoY % 21Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 40.4% 63.3%

33% 28% 30% 30% 32% 30% FY18 FY19 FY20 FY21 FY22 FY23 89 100 110 118 126 139 FY18 FY19 FY20 FY21 FY22 FY23 $304 $220 $201 $265 $19 $177 FY18 FY19 FY20 FY21 FY22 FY23 Returning capital to shareholders $0.6B over the last six years $1.1B over the last six years $M $M 352 368 428 494 487 585 FY18 FY19 FY20 FY21 FY22 FY23 Avg 30.4% $M +10.7% 25% 27% 26% 24% 26% 24% FY18 FY19 FY20 FY21 FY22 FY23 Avg 25.3% Net Income Payout Ratio 2 Free Cash Flow 1 Cash Flow Payout Ratio 3 +9.2% Amounts may not add due to rounding 1 Please see Appendix for free cash flow details. 2 Net income payout ratio reflects dividends as a percentage of net income. 3 Cash flow payout ratio reflects dividends as a percentage of free cash flow. Dividends Share Repurchases 22Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Digital Platform Private Markets Other Deep Sector 23Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Investments (R&D / CapEx) Share Repurchas Dividends Acquisitions Capital Allocation Framework Medium Term Goals Target annual organic investment net ~100 to 150 bps of revenues CapEx goal 2.5% – 3% revenues Target quarterly dividend ~ 25% - 30% of net income Current focus on cash flow neutral tuck-in acquisitions and partnerships Normalized share repurchase program with expanded share repurchase authorization amount Maintain disciplined capital allocation framework to sustain value creation

24Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Optimizing capital structure to ensure flexibility Debt incurred for CGS on March 1, 2022, included $1.0B of new senior notes, $1.0B of new term loan, $250M drawn new revolver, net of repayment of $575M previous revolver 1 Based on $575M of drawn revolver as of February 28, 2022, and $561M of FY22 Q2 LTM Adjusted EBITDA (excludes CGS); see appendix for Adjusted EBITDA reconciliation 2 Based on November 30, 2023, net of repayment of $796m of the term facility, Q1 Debt of $1,551m / $793m FY24 Q1 LTM Adj. EBITDA = 2.0x *Leverage Ratio is calculated using Net Carrying Value of Debt and Adjusted LTM EBITDA Gross Leverage (Debt / LTM EBITDA) • Investment grade ratings from Moody’s (Baa3) and Fitch (BBB) • Credit agreement with $500 million revolver ($250 million drawn) and additional $750 million accordion feature • $1 billion unsecured senior notes issued (5 year $500 million 2.9% coupon; 10 year $500 million 3.45% coupon) • $1 billion pre-payable three-year term loan - $312.5 million outstanding as of November 30, 2023 • Annual interest expense ~$60 million, ramping down to ~$46 million as term loan is repaid • Floating rate exposure hedged with a fixed rate swap for the next 12 months Capital Structure Optimization $575 $2,250 $2,105 $1,982 $1,859 $1,736 $1,674 $1,613 $1,551 Feb 28, 2022 (FY22-Q2) Mar 1, 2022 May 31, 2022 (FY22-Q3) Aug 31, 2022 (FY22-Q4) Nov 30, 2022 (FY23-Q1) Feb 28, 2023 (FY23-Q2) May 31, 2023 (FY23-Q3) Aug 31, 2023 (FY23-Q4) Nov 30, 2023 (FY24-Q1) 1.0x 3.9x 3.5x 3.2x 2.7x 2.4x 2.2x Total Debt ($MM) 21 2.0x 2.1x

$72 $78 $112 $157 $145 FY19 FY20 FY21 FY22 FY23 FY24* $110-$150 $1.4 $1.5 $1.6 $1.8 $2.1 FY19 FY20 FY21 FY22 FY23 FY24* $2.20- $2.21 $10.00 $10.87 $11.20 $13.43 $14.55 $15.60 - $16.00 FY19 FY20 FY21 FY22 FY23 FY24* In fiscal year 2024 we expect to deliver 5-7% higher ASV Growth and Adjusted Operating Margin …building on momentum of the last several years $2.200B-$2.210B Revenue2 Adj Operating margin1,2,4 Adj Diluted EPS1,2 36.3%-36.7%$110-$150M ASV growth2,3 $15.60 - $16.00 33.2% 33.6% 32.5% 33.9% 36.2% FY19 FY20 FY21 FY22 FY23 FY24* 36.3%- 36.7% $B$M $ +9.0%4 +9.2%2,4,5 +9.6%4 1 Please see Appendix for a reconciliation of these non-GAAP metrics to GAAP metrics 2 Includes CUSIP Global Services (CGS) as of Q3 FY23 3 Incremental ASV Growth 4 FY19-FY23 actual 5 Total Organic ASV Growth *FY24 guidance (mid-point December 19, 2023) +8.5%4 Avg 34.3% 25Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Committed to balancing sustainable margin expansion with investing in innovation to drive top-line growth. • Q1 Operating margin was impacted by higher personnel and technology expenses • In Q2 FY24, we expect to take a $10 - $15 million charge; cost reduction items are associated with both variable costs and personnel-related costs. People 7% - 8% growth1 (lower than ASV2 growth) Real Estate ~20 bps reduction (as % Revenues) Technology Support growth and investments (8.5% - 9.5% of Revenues) 1 Third-Party Data Costs 5% - 6% growth1 (lower than ASV2 growth) • Increase workforce productivity with improved technology and “upskilling.” • 68% in COE locations.3 • Prioritize resources for new investments and growth opportunities. • Reduced real estate footprint due to the hybrid operating model was completed in FY23. • Real estate costs are expected to grow at a rate of ~3% for FY24. • Investing in generative AI technology to drive next- generation workflow solutions. • Technology expense is expected to increase ~25% in FY24. • Rationalize data sources. • Support strategic initiatives while managing base cost growth to inflation increases. • Third-party data costs are expected to increase ~2% to 3% in FY24. . 1 Average target growth rate through FY25 2 Organic ASV + Professional Services 3 As of November 30, 2023 26Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

APPENDIX

At the midpoint, guidance for fiscal 2024 reflects ASV growth of 6% and adjusted operating margin of 36.5%, yielding expansion of 30bps over fiscal 2023. Adjusted EPS midpoint is $15.80, for 7.8% growth 1 Organic ASV + Professional Services growth as compared to fiscal 2023 The Fiscal 2024 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only 28 FISCAL 2024 OUTLOOK As of December 19, 2023 Organic ASV + Professional Services Growth1 $110 - $150 million Revenues $2,200 - $2,210 million Operating Margin 32.5% - 33.0% Adjusted Operating Margin 36.3% - 36.7% Effective Tax Rate 16.5% - 17.5% Diluted EPS $13.95 - $14.35 Adjusted Diluted EPS $15.60 - $16.00

FactSet EBITDA and Adjusted EBITDA reconciliation FY2019 1 FY2020 1 FY2021 1 FY2022 1 FY2023 1 LTM Q1FY2024 2 YTD Q1 FY2024 3 Net Income $352.8 $372.9 $399.6 $396.9 $468.1 $479.9 $148.6 Interest Expense 4 20.1 13.1 8.2 35.7 66.3 66.5 16.7 Income Taxes 69.2 54.2 68.0 46.7 116.8 122.4 26.6 Depreciation and Amortization Expense 60.5 57.6 64.5 86.7 105.4 106.5 27.1 EBITDA $502.6 $497.8 $540.3 $566.0 $756.7 $775.2 $219.0 Non-Recurring Non- Cash Expenses 5 __ 16.5 __ 62.2 21.0 21.0 __ Adjusted EBITDA $502.6 $514.3 $540.3 $628.2 $777.6 $796.2 $219.0 ($ in millions) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Last twelve months ending November 30, 2023 3 Fiscal year to date, three months ending November 30, 2023 4 Gross interest expense 5 FY2020 Impairment charge to reflect the estimated fair value of an investment in a company, 2022 and 2023 impairment charge related to the exit of certain leased office space 29Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

($ in thousands) Note: Columns may not foot due to rounding 1 Fiscal year ending August 31 2 Fiscal year to date, three months ending November 30, 2023 3 Includes property, equipment, leasehold improvements and capitalized internal-use software ($ millions) FY2019 1 FY2020 1 FY2021 1 FY20221 FY20231 YTD Q12 FY2024 Net cash provided by operating activities $427.1 $505.8 $555.2 $538.3 $645.6 $155.1 Capital Expenditures 3 (59.4) (77.6) (61.3) (51.2) (60.8) (16.5) Free Cash Flow $367.8 $428.2 $493.9 $487.1 $584.8 $138.7 FactSet free cash flow reconciliation 30Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only

Non-GAAP Reconciliations Business Outlook Operating Margin, Net Income Fiscal 2024 (Forward Looking) Low End of Range High End of Range Revenues $2,200 $2,210 Operating Income $715 $729 Operating Margin 32.5% 33.0% Intangible Asset Amortization 84 82 Adjusted Operating Income $ 799 $ 811 Adjusted Operating Margin 36.3% 36.7% Net Income $540 $566 Intangible Asset Amortization 70 68 Discrete tax items (6) (5) Adjusted Net Income $604 $618 (in millions, except per share data) 31Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Note: Columns may not foot due to rounding The Fiscal 2024 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation

($ in thousands) (In Millions Except Per Share Data) Low-end of range High-end of range Diluted earnings per common share $13.95 $14.35 Intangible asset amortization 1.81 1.75 Discrete tax items (0.16) (0.13) Adjusted diluted earnings per common share $15.60 $16.00 The Fiscal 2024 Outlook shown here is a forward-looking statement. Given the risks, uncertainties and assumptions related to FactSet's business and operations, FactSet’s actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation Non-GAAP Reconciliations Business Outlook Adjusted Diluted EPS 32Copyright © 2023 FactSet Research Systems Inc. All rights reserved. FactSet Business Use Only Note: Amounts may not add due to rounding